SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 1, 2006

FEDERAL TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028

(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street
Sanford, Florida 32771

(address of principal executive offices)

Registrant’s telephone number: (407) 323-1833

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2 40.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operation and Financial Condition

On August 1, 2006, Federal Trust Corporation issued a press release announcing its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished with this Report:

99.1	Press Release (solely furnished and not filed for purposes of Item 9.01).

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2006
Federal Trust Corporation
(Registrant)

	By:	/s/ Gregory E. Smith

Gregory E. Smith
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release